UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 14, 2022
Date of Report (Date of earliest event reported)
ADVANCED MICRO DEVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-07882	94-1692300
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2485 Augustine Drive
Santa Clara, California 95054
(Address of principal executive offices) (Zip Code)
(408) 749-4000
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AMD	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On February 14, 2022, Advanced Micro Devices, Inc. (“AMD”) completed the previously announced acquisition of Xilinx, Inc. (“Xilinx”) pursuant to the Agreement and Plan of Merger, dated October 26, 2020 (the “Merger Agreement”), by and among AMD, Thrones Merger Sub, Inc., a wholly owned subsidiary of AMD (“Merger Sub”), and Xilinx.

Under the Merger Agreement, Merger Sub merged with and into Xilinx (the “Merger”), with Xilinx surviving such Merger as a wholly owned subsidiary of AMD. The Merger became effective on February 14, 2022 upon the filing of the Certificate of Merger with the Secretary of State of the State of Delaware (the time of such filing, the “Effective Time”).

The following events took place in connection with the completion of the Merger.

Item 1.01 Entry into a Material Definitive Agreement

On February 14, 2022, AMD entered into (i) a fourth supplemental indenture (the “2024 Supplemental Indenture”) to the indenture, dated as of March 12, 2014, by and between Xilinx and U.S. Bank Trust Company, National Association, as successor in Interest to U.S. Bank National Association, as Trustee (the “Trustee”), as amended and supplemented by the first supplemental indenture, dated as of March 12, 2014, the second supplemental indenture, dated as of May 30, 2017 and the third supplemental indenture, dated as of August 31, 2017, relating to Xilinx’s 2.950% Senior Notes due 2024 and (ii) the second supplemental indenture (the “2030 Supplemental Indenture” and, together with the 2024 Supplemental Indenture, the “Supplemental Indentures”) to the indenture, dated as of May 19, 2020, by and between Xilinx and the Trustee, as supplemented by the first supplemental indenture, dated as of May 19, 2020, relating to Xilinx’s 2.375% Senior Notes due 2030.

Under the Supplemental Indentures, AMD has agreed to provide guarantees of Xilinx’s Senior Notes due 2024 and Xilinx’s Senior Notes due 2030, respectively. The 2024 Supplemental Indenture and the 2030 Supplemental Indenture are filed as Exhibit 4.1 and Exhibit 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information included in the Introductory Note is incorporated herein by reference into this Item 2.01.

Merger Consideration

Under the Merger Agreement, at the Effective Time, each share of common stock, par value $0.01 per share, of Xilinx (the “Xilinx Common Stock”) issued and outstanding immediately prior to the Effective Time (other than treasury shares and any shares of Xilinx Common Stock held directly by AMD or Merger Sub) was converted into the right to receive 1.7234 shares (the “Exchange Ratio”) of a fully paid and non-assessable share of common stock, par value $0.01 per share, of AMD (the “AMD Common Stock”) and, if applicable, cash in lieu of fractional shares, subject to any applicable withholding.

At the Effective Time, (i) all Xilinx restricted stock units (“Xilinx RSUs”) with vesting criteria based on continuing service that were outstanding and held by employees of Xilinx as of immediately prior to the Effective Time were automatically converted into restricted stock units denominated in shares of AMD Common Stock based on the Exchange Ratio, with Xilinx RSUs with performance-based vesting criteria converted into performance-based vesting restricted stock units denominated in shares of AMD Common Stock based on the Exchange Ratio and continuing to vest through the end of the applicable performance period based on performance measures applicable to such Xilinx RSUs as of immediately prior to the Effective Time, (ii) all Xilinx options held by employees of Xilinx that were outstanding as of immediately prior to the Effective Time (if any) were automatically converted into options to acquire a number of shares of AMD Common Stock determined based on the Exchange Ratio (with the exercise price being adjusted based on the Exchange Ratio) and (iii) all Xilinx options and Xilinx RSUs held by non-employee members of Xilinx’s board of directors accelerated in full and, in the case of Xilinx RSUs, became settled. Aside from the foregoing adjustments, the awards generally remain subject to the same vesting and other terms and conditions that applied to the awards immediately prior to the Effective Time.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed as

Exhibit 2.1 to the Current Report on Form 8-K filed by AMD on October 27, 2020 and is incorporated herein by reference.

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information included in Item 1.01 is incorporated by reference into this Item 2.03.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

a.Appointment of Jon Olson and Elizabeth Vanderslice to the AMD Board of Directors

As of the Effective Time and in accordance with the Merger Agreement, the AMD Board of Directors (the “Board”) voted to increase the size of the Board from eight directors to ten directors and appointed Jon Olson and Elizabeth Vanderslice to the Board. The Board has determined that Mr. Olson and Ms. Vanderslice qualify as independent directors under the corporate governance standards of The Nasdaq Stock Market and the applicable rules adopted by the U.S. Securities and Exchange Commission (the “SEC”). Mr. Olson and Ms. Vanderslice were also appointed to the Nominating and Corporate Governance Committee of the Board. Mr. Olson was appointed to the Audit and Finance Committee of the Board.

The compensation of Mr. Olson and Ms. Vanderslice for their service as non-employee directors will be consistent with that of AMD’s other non-employee directors, which are described in AMD’s definitive proxy statement filed on March 31, 2021 with the SEC.

b.Appointment of Dr. Lisa Su as Chairman of the Board and John Caldwell as Lead Director

On February 14, 2022, AMD announced that the Board has appointed President and Chief Executive Officer Dr. Lisa Su to the role of Chairman and John Caldwell to the role of Lead Director.

Item 7.01 Regulation FD Disclosure

On February 14, 2022, AMD issued a press release announcing the completion of the Merger, described above in Item 2.01, and the appointment of Victor Peng as President of AMD’s Adaptive and Embedded Computing Group. A copy of the press releases is furnished hereto as Exhibit 99.1.

Also on February 14, 2022, AMD issued a press release announcing the appointments of Dr. Lisa Su, John Caldwell, Jon Olson and Elizabeth Vanderslice, described above in Item 5.02. A copy of the press release is furnished hereto as Exhibit 99.2.

The information in this Item, including Exhibit 99.1 and Exhibit 99.2 attached hereto, is furnished pursuant to Item 7.01 of this Current Report on Form 8-K. Consequently, it is not deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of business acquired

As permitted by Item 9.01(a)(3) of Form 8-K, the financial statements required by this Item will be filed by amendment to this Current Report on Form 8-K within 71 days following the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro forma financial information

As permitted by Item 9.01(a)(3) of Form 8-K, the pro forma financial statements required by this Item will be filed by amendment to this Current Report on Form 8-K within 71 days following the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits

Exhibit Number	Description
4.1	2024 Supplemental Indenture
4.2	2030 Supplemental Indenture
99.1	Press Release Announcing Transaction Close, dated February 14, 2022
99.2	Press Release announcing Board Appointments, dated February 14, 2022
104	Cover Page Interactive Data File (the Cover Page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 14, 2022	ADVANCED MICRO DEVICES, INC.

	By:	/s/ Harry Wolin
	Name:	Harry A. Wolin
	Title:	Senior Vice President, General Counsel and Corporate Secretary